U.S. SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:
                Date of Earliest Event Reported: August 18, 1998




                                  NEWGOLD, INC.
                                  -------------
          (Exact Name of Small Business Issuer as Specified in Charter)


  Delaware                           0-20722                     16-1400479
-------------                        -------                 -------------------
(State or Other               (Commission File No.)          (IRS Employer
Jurisdiction of                                              Identification No.)
Incorporation)

                               35265 Willow Avenue
                               Post Office Box 230
                          Clarksburg, California 95612
                     --------------------------------------
                    (Address of Principal Executive Offices)

                                 (916) 665-1840
                     --------------------------------------
                           (Issuer's Telephone Number)






                     --------------------------------------
                   (Former Name, if changed since Last Report)




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
Item 1. Changes in Control of Registrant.

N/A

Item 2. Acquisition or Disposition of Assets.

N/A

Item 3. Bankruptcy or Receivership.

N/A

Item 4. Changes in Registrant's Certifying Accountants

N/A
Item 5. Other Events

         On August 18, 1998, the Registrant announced that it entered into a "Letter of Intent"(LOI) whereby the Registrant and Vauquelin Mines Ltd. of Montreal Canada will enter into a transaction which will result in a combination of the respective companies assets and business. To date the terms and conditions of a final agreement or what form this combination will be has not yet been determined.

         The LOI has specified that at the end of the expected transaction shareholders of the Registrant will receive 49% of the outstanding common stock of the new company and Vauquelin shareholders will receive 51% of the outstanding common stock of the new company. The terms and conditions needed to be met by the two companies in order for the transaction to close are as follows:

         1. The completion of legal, geological, environmental, operational and financial due diligence satisfactory to each company within 45 days after which time the companies shall state whether they intend to proceed to the definitive agreement.

         2. No material adverse changes shall occur in either company.

         3. Execution and delivery of the agreement and other definitive documentation on or before October 15, 1998.

         4. The obtaining of a commitment letter by a financial institution of U.S. $5,000,000 debt financing acceptable to the companies.

         5. Receipt of all necessary consents, permits and other governmental or regulatory authority.

         6. Settlement of Registrant's accounts payable acceptable to Vauquelin.

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
         7. Approval of the transaction by the Montreal Stock Exchange, NASDAQ (if required) and any other regulatory authority.

         8.  Conclusion  of  a  mutually  satisfactory   agreement  which  shall
         determine composition of the new Board of Directors and various committee and other matters.

         9. Conclusion of satisfactory Management and Consulting agreements with key management of the companies.

         10. The establishment of a technical committee of the Board of the new company consisting of representatives of each company which will review and approve the new budget of the new company.

         11. Revisions to each of the company's stock option plan so that they are in conformance with all regulatory authority in Canada and Montreal.

         12. Approval by both companies respective shareholders.

         13.   Satisfactory   resolution  of  fiscal  issues  relative  to  both
         companies.

         14. Satisfaction of the tax effect on both parties.

         15. The obtaining of all necessary consents of third-parties required to assure that the benefits contemplated to be received by each of the companies will be received.

         16. Other customary conditions to the transaction of a similar nature.


Item 6. Resignation of Registrant's Directors

N/A

Item 7.  Financial Statements. Pro Forma Financial Information and Exhibits.

N/A

Item 8.  Change in Fiscal Year

N/A

Item 9.  Sale of Equity Securities under Regulation S.
                  (Required until January 1, 1999)

N/A


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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized .

                                            NEWGOLD, INC.

Date:  August 27, 1998                      By:/s/Arthur Scott Dockter
                                               -----------------------
                                               Arthur Scott Dockter,
                                               President






























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